UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2008

MH&SC, Incorporated
(Exact name of registrant as specified in its

Delaware	333-141010	20-4947667
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3505 Castlegate Court, Lexington, Kentucky	40502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (859) 317-1166

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MH&SC, Incorporated
FORM 8-K

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On March 10, 2008, John D. Hafner, Esq., resigned as Director and Secretary of MH&SC, Inc. There were no disagreements on any matter between Mr. Hafner and MH&SC, Inc.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	MH&SC, Incorporated

	By:	/s/ Cory Heitz
Cory Heitz
Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer

Date:	March 11, 2008